UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 4, 2026
Date of Report (date of earliest event reported)

Bed Bath & Beyond, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-41850	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)(Zip Code)

 (801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBBY	New York Stock Exchange
Warrants to Purchase Shares of Common Stock	BBBY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 4, 2026, the board of directors (the “Board”) of Bed Bath & Beyond, Inc. (the “Company”) approved the adoption of the Bed Bath & Beyond, Inc. 2026 Employment Inducement Equity Incentive Plan (the “Inducement Plan”).

The Inducement Plan was adopted without stockholder approval in accordance with New York Stock Exchange (“NYSE”) Rule 303A.08. The Inducement Plan provides for the grant of equity-based awards in the form of non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other stock-based awards.

The Inducement Plan reserves a maximum of 4,500,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for issuance to eligible recipients. Awards under the Inducement Plan may be granted only to persons who satisfy the standards for “employment inducement awards” under Section 303A.08 of the NYSE Listed Company Manual. Awards under the Inducement Plan must be approved by either (i) a majority of the Company’s “Independent Directors” (as determined under Section 303A.02 of the NYSE Listed Company Manual), or (ii) the Compensation Committee of the Board (“Compensation Committee”), provided that the Compensation Committee is composed solely of Independent Directors.

The foregoing description of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Inducement Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference

Item 8.01.	Other Events

On August 4, 2026, the Company entered into a Capital on DemandTM Sales Agreement (the “Sales Agreement”), with JonesTrading Institutional Services LLC (the “Sales Agent”), under which the Company may issue and sell from time to time shares of Common Stock having an aggregate offering price of up to $200.0 million, to be offered from time to time through or to the Sales Agent as sales agent or principal..

The Sales Agreement provides that sales of Common Stock, if any, will be made (i) by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act  of 1933, as amended (the “Securities Act”), or (ii) with the Company’s prior written consent, by any other method permitted by law and the rules and regulations of the NYSE (or such other securities exchange on which the Common Stock is then listed).  The Company is not obligated to sell any shares of Common Stock under the Sales Agreement and, if any such sales are made, there can be no assurance as to the price or prices at which such shares may ultimately be sold.  The offering will terminate upon the sale of all shares subject to the Sales Agreement or the termination of the Sales Agreement. The Company will pay the Sales Agent a commission of up to 2.0% of the aggregate gross sales price of shares sold through the Sales Agent pursuant to the Sales Agreement. The Company has agreed to reimburse the Sales Agent for certain specified expenses as provided in the Sales Agreement, and has also agreed to provide the Sales Agent with customary indemnification and contribution rights in respect of certain liabilities, including liabilities under the Securities Act.  The Sales Agreement also contains customary representations, warranties and covenants.

The Company intends to use any net proceeds it receives from the issuance and sale of shares pursuant to the Sales Agreement for working capital and other general corporate purposes.

The sale of shares, if any, under the Sales Agreement will be made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-297978) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (the “Commission”) on August 4, 2026, and a prospectus supplement to the base prospectus forming a part of such Registration Statement.  No shares of Common Stock may be sold under the Sales Agreement until the Registration Statement is declared effective by the Commission.  In addition, the Company expects to issue and sell the remaining amount of shares available under that certain Capital on DemandTM Sales Agreement, dated as of June 10, 2024, by and between the Company and the Sales Agent (the “Prior Sales Agreement”), before commencing sales under the Sales Agreement.  As of August 4, 2026, approximately $16.0 million of shares of Common Stock remained available for issuance and sale under the Prior Sales Agreement.

The foregoing description of the Sales Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Sales Agreement, which is filed as Exhibit 1.1 to the Registration Statement and is incorporated herein by reference. The representations, warranties and covenants contained in the Sales Agreement were made only for purposes of such agreement and are solely for the benefit of the parties to such agreement.

This Current Report shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Bed Bath & Beyond, Inc. 2026 Employment Inducement Equity Incentive Plan
10.2	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under the Bed, Bath & Beyond, Inc. 2026 Employment Inducement Equity Incentive Plan
10.3	Form of Performance Share Award Grant Notice and Performance Share Award Agreement under the Bed Bath & Beyond, Inc. 2026 Employment Inducement Equity Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding expected sales under the New Sales Agreement. Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to uncertainties of the consummation of the proposed transaction with Fathom Holdings Inc. and F9 Brands, Inc. and the timing thereof; our dependence on third parties, including our fulfillment partners;  our competition; consumer needs, expectations, or trends; our reliance on effective marketing; economic factors including recessions, downturns, inflation, exposure to the housing market, and consumer spending; trade policies or restrictions, including tariffs, and related macroeconomic effects; our changing business model and use of our brands, such as the Overstock brand, Bed Bath & Beyond brand, buybuy BABY brand, Kirkland’s and Kirkland’s Home brand, The Container Store; the changing job market and changes to our leadership team or compensation approach; our reliance on paid and natural search engines; our ability to become profitable or generate positive cash flows; our ability to raise additional capital, obtain financing, or monetize significant assets; our dependence on the Internet; our infrastructure; and transaction-processing systems; compliance with ever-evolving federal, state, and foreign laws; cyberattacks or data security incidents; legal proceedings to which we are subject; damage to our reputation or brand image; shipping and customer service; operations; technological advancements, including artificial intelligence; global conflicts; product safety and quality concerns, content and quality; our ever evolving business model; risks related to our Warrants; our investments in new business strategies, acquisitions, dispositions, partnerships, or other transactions; integration of newly acquired brands; and regulatory changes or actions related to cryptocurrencies and blockchain technology. Other important factors are discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026,  and in our subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND, INC.

By:	/s/ Marcus Lemonis
Marcus Lemonis
Chief Executive Officer
Date:	August 5, 2026

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